Supplement dated September 9, 2021
to the Prospectus and Summary Prospectuses of each of the following funds:
Fund (each a Fund and collectively, the Funds)	Prospectus and Summary Prospectuses Dated
Columbia EM Core ex-China ETF	8/1/2021
Columbia Emerging Markets Consumer ETF	8/1/2021
Columbia India Consumer ETF	8/1/2021
Effective October 1, 2021, the information under the subsection “Fund Management” in each Fund's Summary Prospectus and in each Fund's Summary section of the Prospectus for the above mentioned Funds is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2016
Henry Hom, CFA	Portfolio Manager	Portfolio Manager	October 2021
The rest of the sections remains the same.
Effective October 1, 2021, the portfolio manager information under the caption “Primary Service Providers - Portfolio Manager” in the "More Information About the Funds" section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2016
Henry Hom, CFA	Portfolio Manager	Portfolio Manager	October 2021
Dr. Lo joined one of the Columbia Management legacy firms or acquired business lines in 1998. Dr. Lo began his investment career in 1998 and earned a B.S. and M.E. from Rensselaer Polytechnic Institute, an M.B.A. from the Stern School of Business at New York University and a doctoral degree in professional studies (DPS) from Pace University, with a concentration in finance and international economics.
Mr. Hom joined the Investment Manager in 2007. Mr. Hom began his investment career in 2007 and earned a B.A. in economics from Boston University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP279_03_003_(09/21)